BB&T
                    FIRST AMENDED AND RESTATED LOAN AGREEMENT


                                                  EXHIBIT 10.38
                                                               7680024035
                           --------------------------------------------
                                                             Account Number


     WHEREAS, UCI MEDICAL AFFILIATES, INC., UCI MEDICAL AFFILIATES OF SOUTH CAROLINA, INC., DOCTORS CARE, P.A., DOCTOR'S CARE OF TENNESSEE, P.C., PROGRESSIVE PHYSICAL THERAPY, P.A., and CAROLINA ORTHOPEDIC & SPORTS MEDICINE, P.A. (collectively, the "Borrowers") and BRANCH BANKING AND TRUST COMPANY OF SOUTH CAROLINA, now known as BRANCH BANKING AND TRUST COMPANY, executed a Loan Agreement ("Original Loan Agreement") on June 16, 2005, for a loan in amount of $3,200,000.00 (the "Loan"); and

WHEREAS, the Original Loan Agreement was modified on November 30, 2007 to revise certain provisions of the Loan terms ("First Loan Modification"); and

WHEREAS, the Original Loan Agreement was modified on January 22, 2009 to revise certain provisions of the Loan terms and extend the maturity date of the Loan ("Second Loan Modification"); and

WHEREAS, the Borrowers and Branch Banking and Trust Company have agreed to renew and modify the terms of the Loan as set forth herein and on any attachments hereto (the "Third Loan Modification"); and

WHEREAS, as consideration for the Third Loan Modification, Branch Banking and Trust Company has requested and the Borrowers have agreed to execute this First Amended and Restated Loan Agreement to set forth the terms of the Third Loan Modification and to amend, modify and replace the Original Loan Agreement in its entirety with this agreement.

NOW THEREFORE, this First Amended and Restated Loan Agreement (the "Agreement") is made this 23rd day of NOVEMBER, 2009 by and between BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation ("Bank"), and:

     UCI MEDICAL AFFILIATES, INC., a Delaware corporation, having its chief executive office at Columbia, South Carolina,

     UCI  MEDICAL   AFFILIATES  OF  SOUTH  CAROLINA,   INC.,  a  South  Carolina
corporation, having its chief executive office at Columbia, South Carolina,

     DOCTORS CARE, P.A., a South Carolina corporation, having its chief executive office at Columbia, South Carolina,

     DOCTOR'S CARE OF TENNESSEE, P.C., a Tennessee corporation, having its chief executive office at Columbia, South Carolina,

     PROGRESSIVE PHYSICAL THERAPY, P.A., a South Carolina corporation, having its chief executive office at Columbia, South Carolina, and

     CAROLINA ORTHOPEDIC & SPORTS MEDICINE, P.A., a South Carolina corporation, having its chief executive office at Columbia, South Carolina

(individually, each a "Borrower" and collectively, the "Borrowers").

The Borrowers have applied to Bank for and the Bank has agreed to make, subject to the terms of this Agreement, the following loan(s) (hereinafter referred to, singularly or collectively, if more than one, as "Loan(s)"):

Term Loan ("Term Loan") in the original principal amount of $3,200,000.00 for the original purpose of refinancing existing debt of the Borrowers which was evidenced by Borrowers' Promissory Note, dated June 16, 2005, as hereinafter amended by Modification, Increase, Renewal and Restatement of Promissory Note, dated of even date herewith payable in 48 consecutive monthly installments and shall bear interest at a rate as described more particularly in such note, the terms of which are incorporated herein by reference. The Term Loan shall mature on October 5, 2013, when the entire unpaid principal balance then outstanding plus accrued interest thereon shall be paid in full.

Additional terms, conditions and covenants of this Agreement are described in Schedule DD, or other schedule attached hereto, the terms of which are incorporated herein by reference. The promissory notes evidencing the Term Loan are referred to herein as the "Note(s)" and shall include all extensions, renewals, modifications and substitutions thereof. The Term Loan shall be secured by the collateral described in the security documents described below.

Section 1 Conditions Precedent

The Bank shall not be obligated to make any disbursement of Loan proceeds until all of the following conditions have been satisfied by proper evidence, execution, and/or delivery to the Bank of the following items in addition to this Agreement, all in form and substance satisfactory to the Bank and the Bank's counsel in their sole discretion:
Note(s): The Note, originally dated June 15, 2005, as modified by Modification,
     Increase, Renewal and Restatement of Promissory Note of even date, evidencing the Loan(s) duly executed by the Borrowers.
Security Agreement(s): Security Agreement(s) in which Borrowers and any other owner (a "Debtor") of personal property collateral shall grant to Bank a first priority security interest in the personal property specified therein. (If Bank has or will have a security interest in any collateral which is inferior to the security interest of another creditor, Borrowers must fully disclose to Bank any and all prior security interests, and Bank must specifically approve any such security interest which will continue during the Loan.)
Control Agreement: A Control Agreement pertaining to Deposit Accounts,
     Letter-of-Credit Rights and/or Electronic Chattel Paper, as required in connection with the Security Agreement(s).
UCC Financing Statements: Acknowledged copies of UCC Financing Statements duly filed in Borrower's or other owner's state of incorporation, organization or residence, and in all jurisdictions necessary, or in the opinion of the Bank desirable, to perfect the security interests granted in the Security Agreement(s), and certified copies of Information Requests identifying all previous financing statements on record for the Borrowers or other owner, as appropriate from all jurisdictions indicating that no security interest has previously been granted in any of the collateral described in the Security Agreement(s), unless prior approval has been given by the Bank.
Authorization and Certificate: An Authorization and Certificate executed by each Debtor under which such Debtor authorizes Bank to file a UCC Financing Statement describing collateral owned by such Debtor.
Corporate Resolution: A Corporate Resolution duly adopted by the Board of
     Directors of the Borrowers authorizing the execution, delivery, and performance of the Loan Documents on or in a form provided by or acceptable to Bank.
Articles of Incorporation: A copy of the Articles of Incorporation and all other charter documents of the Borrowers, all filed with and certified by the Secretary of State of the State of each Borrower's incorporation.
By-Laws: A copy of the By-Laws of the Borrowers, certified by the Secretary of the Borrowers as to their completeness and accuracy.
Certificate of Incumbency: A certificate of the Secretary of the Borrowers certifying the names and true signatures of the officers of the Borrowers authorized to sign the Loan Documents.
Certificate of Existence: A certification of the Secretary of State (or other government authority) of the State of each Borrower's Incorporation or Organization as to the existence or good standing of the Borrowers and their charter documents on file.
     Opinion of Counsel: An opinion of counsel for the Borrowers satisfactory to the Bank and the Bank's counsel. Additional Documents: Receipt by the Bank of other approvals, opinions, or documents as the Bank may reasonably request.

Section 2 Representations and Warranties

The Borrowers and any Guarantor(s) represent and warrant to Bank that:
2.01. Financial Statements. The balance sheet of each Borrower and its subsidiaries, if any, and the related Statements of Income and Retained Earnings of each Borrower and its subsidiaries, the accompanying footnotes together with the accountant's opinion thereon, and all other financial information previously furnished to the Bank, are true and correct and fairly reflect the financial condition of each Borrower and its subsidiaries as of the dates thereof, including all contingent liabilities of every type, and the financial condition of each Borrower and its subsidiaries as stated therein has not changed materially and adversely since the date thereof. Each Guarantor further represents and warrants that all financial statements provided by such Guarantor to Bank concerning such Guarantor's financial condition are true and correct and fairly represent such Guarantor's financial condition as of the dates thereof.
2.02. Name, Capacity and Standing. Each Borrower's exact legal name is correctly stated in the initial paragraph of the Agreement. If the Borrower and/or any Guarantor is a corporation, general partnership, limited partnership, limited liability partnership, or limited liability company, each warrants and represents that it is duly organized and validly existing under the laws of its respective state of incorporation or organization; that it and/or its subsidiaries, if any, are duly qualified and in good standing in every other state in which the nature of their business shall require such qualification, and are each duly authorized by their board of directors, general partners or member/manager(s), respectively, to enter into and perform the obligations under the Loan Documents.
2.03. No Violation of Other Agreements. The execution of the Loan Documents, and the performance by each Borrower, by any and all pledgors (whether the Borrowers or other owners of collateral property securing payment of the Loan (hereinafter sometimes referred to as the "Pledgor")) or by the Guarantor(s) thereunder will not violate any provision, as applicable, of its articles of incorporation, by-laws, articles of organization, operating agreement, agreement of partnership, limited partnership or limited liability partnership, or, of any law, other agreement, indenture, note, or other instrument binding upon the Borrower, Pledgor or Guarantor(s), or give cause for the acceleration of any of the respective obligations of the Borrowers or Guarantor(s).
2.04. Authority. All authority from and approval by any federal, state, or local governmental body, commission or agency necessary to the making, validity, or enforceability of this Agreement and the other Loan Documents has been obtained.
2.05. Asset Ownership. The Borrowers and each Guarantor have good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements furnished to the Bank, and all such properties and assets are free and clear of mortgages, deeds of trust, pledges, liens, and all other encumbrances except as otherwise disclosed by such financial statements. In addition, each other owner of collateral has good and marketable title to such collateral, free and clear of any liens, security interests and encumbrances, except as otherwise disclosed to Bank.
2.06. Discharge of Liens and Taxes. Each Borrower and its subsidiaries, if any, and each Guarantor have filed, paid, and/or discharged all taxes or other claims which may become a lien on any of their respective properties or assets, excepting to the extent that such items are being appropriately contested in good faith and for which an adequate reserve (in an amount acceptable to Bank) for the payment thereof is being maintained.
2.07. Regulation U. None of the Loan proceeds shall be used directly or indirectly for the purpose of purchasing or carrying any margin stock in violation of the provisions of Regulation U of the Board of Governors of the Federal Reserve System.
2.08. ERISA. Each employee benefit plan, as defined by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained by each Borrower or by any subsidiary of the Borrowers or Guarantor(s) meets, as of the date hereof, the minimum funding standards of Section 302 of ERISA, all applicable requirements of ERISA and of the Internal Revenue Code of 1986, as amended, and no "Reportable Event" nor "Prohibited Transaction" (as defined by ERISA) has occurred with respect to any such plan.
2.09. Litigation. There is no claim, action, suit or proceeding pending, threatened or reasonably anticipated before any court, commission, administrative agency, whether State or Federal, or arbitration which will materially adversely affect the financial condition, operations, properties, or business of each Borrower or its subsidiaries, if any, or the Guarantor(s), or the ability of each Borrower or the Guarantor(s) to perform their obligations under the Loan Documents.
2.10. Other Agreements. The representations and warranties made by Borrower to Bank in the other Loan Documents are true and correct in all respects on the date hereof.
2.11. Binding and Enforceable. The Loan Documents, when executed, shall constitute valid and binding obligations of each Borrower and Guarantors respectively, the execution of such Loan Documents has been duly authorized by the parties thereto, and are enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditors' rights generally.
2.12. Commercial Purpose. The Loan(s) are not "consumer transactions", as defined in the South Carolina Uniform Commercial Code, and none of the collateral was or will be purchased or held primarily for personal, family or household purposes.

Section 3 Affirmative Covenants

     The  Borrowers  covenant  and  agree  that from the date  hereof  and until payment in full of all indebtedness and performance of all obligations owed under the Loan Documents, Borrowers shall:
     3.01.  Maintain Existence and Current Legal Form of Business.  (a) Maintain
its  existence  and  good  standing  in  the  state  of  its   incorporation  or
organization, (b) maintain its current legal form of business indicated above, and, (c), as applicable, qualify and remain qualified as a foreign corporation, general partnership, limited partnership, limited liability partnership or limited liability company in each jurisdiction in which such qualification is required.
3.02. Maintain Records. Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Borrowers.
3.03. Maintain Properties. Maintain, keep, and preserve all of its properties (tangible and intangible) including the collateral necessary or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.
3.04. Conduct of Business. Continue to engage in an efficient, prudent, and economical manner in a business of the same general type as now conducted.
3.05. Maintain Insurance. Maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business, and business interruption insurance if required by Bank, which insurance may provide for reasonable deductible(s). The Bank shall be named as loss payee (Long Form) on all policies which apply to the Bank's collateral, and the Borrowers shall deliver certificates of insurance at closing evidencing same. All such insurance policies shall provide, and the certificates shall state, that no policy will be terminated without 20 days prior written notice to Bank.
3.06. Comply With Laws. Comply in all respects with all applicable laws, rules, regulations, and orders including, without limitation, paying before the delinquency of all taxes, assessments, and governmental charges imposed upon it or upon its property, and all Environmental Laws.
3.07. Right of Inspection. Permit the officers and authorized agents of the Bank, at any reasonable time or times in the Bank's sole discretion, to examine and make copies of the records and books of account of, to visit the properties of the Borrowers, and to discuss such matters with any officers, directors, managers, members or partners, limited or general of the Borrowers, and the Borrowers' independent accountant as the Bank deems necessary and proper.
3.08. Reporting Requirements. Furnish to the Bank:
           Financial Statements: As soon as available and not more than sixty
           (60) days after the end of each quarter, balance sheets, statements of income, cash flow, and retained earnings for the period ended and a statement of changes in the financial position, all in reasonable detail, and all prepared in accordance with GAAP consistently applied and certified as true and correct by an officer, general partner or manager (or member(s)) of the Borrowers, as appropriate.
           Annual Financial Statements: As soon as available and not more than one hundred twenty (120) days after the end of each fiscal year, balance sheets, statements of income, and retained earnings for the period ended and a statement of changes in the financial position, all in reasonable detail, and all prepared in accordance with GAAP consistently applied. The financial statements must be of the following quality or better: Audited.
           Loan Base Report: On or before the 15th day of each Month, or as provided and/or required in accordance with Schedule DD, Schedule GC or Schedule DD-FC, a Loan Base Report in a form acceptable to Bank signed by the President, chief financial officer, general partner or manager (or members) of the Borrowers, as appropriate.
           Notice of Litigation: Promptly after the receipt by the Borrowers, or by any Guarantor of which Borrowers have knowledge, of notice or complaint of any action, suit, and proceeding before any court or administrative agency of any type which, if determined adversely, could have a material adverse effect on the financial condition, properties, or operations of the Borrowers or Guarantor, as appropriate.
           Tax Returns: As soon as available each year, complete copies (including all schedules) of all state and federal tax returns filed by Borrowers. Notice of Default: Promptly upon discovery or knowledge thereof, notice of the existence of any event of default under this Agreement or any other Loan Documents.
     Other Information: Such other information as the Bank may from time to time reasonably request.
     3.09.   Deposit  Accounts.   Maintain   substantially  all  of  its  demand
deposit/operating accounts with the Bank.
     3.10. Affirmative Covenants from other Loan Documents. All affirmative covenants contained in any Mortgage, Deed of Trust, Security Agreement, Assignment of Leases and Rents, or other security document executed by the Borrowers which are described in paragraph 2 hereof are hereby incorporated by reference herein.
3.11. Lockbox. All receivables of Borrowers shall be collected through a lockbox maintained with Bank.

Section 4 Guarantor(s) Covenants:  [INTENTIONALLY DELETED]

Section 5 Financial Covenants

Borrowers covenant and agree that from the date hereof until payment in full of all indebtedness and the performance of all obligations under the Loan Documents, the Borrowers shall at all times maintain the following financial covenants and ratios all in accordance with GAAP unless otherwise specified:

Debt Service Coverage Ratio. Maintained at a ratio greater than 1.45 times. Debt Service Coverage is defined as earnings before interest, taxes, depreciation and amortization divided by Annual Debt Service.

Maximum Funded Debt to EBDITA Ratio. Maximum Funded Debt divided by earnings before interest, taxes, depreciation and amortization maintained at a ratio less than 2.5 times. Maximum Funded Debt is defined as all notes payable, long-term debt, current maturities of long-term debt and all pre-petition debt.

Tangible Net Worth. A minimum tangible net worth of not less than $8,000,000.00. Tangible Net Worth is defined as net worth, plus obligations contractually subordinated to debts owed to Bank, minus goodwill, contract rights, and assets representing claims on stockholders or affiliated entities.

     Maximum Debt to Tangible Net Worth. A ratio of total liabilities to tangible net worth of not greater than 2.50 to 1.00.(1)

Section 6 Negative Covenants

Each Borrower covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations under the Loan Documents, the Borrowers shall not, without the prior written consent of the
Bank:
     6.01. Liens. Create, incur, assume, or suffer to exist any lien upon or with respect to any of Borrower's properties, or the properties of any Pledgor securing payment of the Loan, now owned or hereafter acquired, except:
       (a) Liens and security interests in favor of the Bank;
       (b) Liens for taxes not yet due and payable or otherwise being contested in good faith and for which appropriate reserves are maintained; (c) Other liens imposed by law not yet due and payable, or otherwise being contested in good faith and for which appropriate reserves are maintained;
(d) Purchase money security interests on any property hereafter acquired, provided that such lien shall attach only to the property acquired.
6.02. Debt. Create, incur, assume, or suffer to exist any debt, except: (a) Debt to the Bank;
(b) Debt outstanding on the date hereof and shown on the most recent financial statements submitted to the Bank;
(c) Accounts payable to trade creditors incurred in the ordinary course of business; (d) Debt secured by purchase money security interests as outlined above in Section 6.01 (d); (e) [Intentionally Deleted.] 6.03. [Intentionally Deleted.] 6.04. Change of Legal Form of Business; Purchase of Assets. Change Borrower's name or the legal form of
     Borrower's business as shown above, whether by merger, consolidation, conversion or otherwise, or purchase all or substantially all of the assets or business of any Person.
6.05. [Intentionally Deleted.]
6.06. Dividends or Distributions; Acquisition of Capital Stock or Other Ownership Interests. Declare or pay any dividends or distributions of any kind, or purchase or redeem, retire, or otherwise acquire any of Borrower's capital stock or other ownership interests, now or hereafter outstanding.
6.07. [Intentionally Deleted.]
6.08. Guaranties. Assume, guarantee, endorse, or otherwise be or become directly or contingently liable for obligations of any Person, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.
6.09. Loans. Loans to directors, officers, partners, members, shareholders, subsidiaries and affiliates. Any loans currently outstanding shall be and shall remain subordinate to the Loan(s).
6.10. Disposition of Assets. Sell, lease, or otherwise dispose of any of its assets or properties except in the ordinary and usual course of its business.
6.11. Transfer of Ownership. If Borrower is a corporation, (a) issue, transfer or sell any new class of stock, or (b) issue, transfer or sell, in the aggregate, from its treasury stock and/or currently authorized but unissued shares of any class of stock, more than 10% of the total number of all such issued and outstanding shares as of the date of this Agreement. BlueCross/BlueShield shall maintain its ownership interest in UCI Medical Affiliates, Inc. at 48% or higher.
6.12. Negative Covenants from other Loan Documents. All negative covenants contained in any Mortgage, Security Agreement, Assignment of Leases or Rents, or other security document executed by the Borrowers which are described in paragraph 2 hereof are hereby incorporated by reference herein.

     Section 7 Hazardous  Materials  and  Compliance  with  Environmental  Laws:
[INTENTIONALLY DELETED]

Section 8 Events of Default

The following shall be "Events of Default" by Borrowers or any Guarantor:
     8.01. The failure to make prompt payment of any installment of principal or interest on any of the Note(s) when due or payable. 8.02. Should any representation or warranty made in the Loan Documents prove to be false or misleading in any material respect.
     8.03. Should any report, certificate, financial statement, or other document furnished prior to the execution of or pursuant to the terms of this Agreement prove to be false or misleading in any material respect.
     8.04. Should the Borrowers or any Guarantor default on the performance of any other obligation of indebtedness when due or in the performance of any obligation incurred in connection with money borrowed. 8.05. Should the Borrowers, any Guarantor or any Pledgor breach any covenant, condition, or agreement made under any of the Loan Documents.
     8.06. Should a custodian be appointed for or take possession of any or all of the assets of the Borrowers or any Guarantor, or should the Borrowers or any Guarantor either voluntarily or involuntarily become subject to any insolvency proceeding, including becoming a debtor under the United States Bankruptcy Code, any proceeding to dissolve the Borrowers or any Guarantor, any proceeding to have a receiver appointed, or should the Borrowers or any Guarantor make an assignment for the benefit of creditors, or should there be an attachment, execution, or other judicial seizure of all or any portion of each Borrower's or any Guarantor's assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not discharged within 30 days.
     8.07. Should final judgment for the payment of money be rendered against the Borrowers or any Guarantor which is not covered by insurance and shall remain undischarged for a period of 30 days unless such judgment or execution thereon be effectively stayed.
     8.08. Upon the death of, or termination of existence of, or dissolution of, any Borrower, Pledgor or Guarantor. 8.09. Should the Bank in good faith deem itself, its liens and security interests, if any, or any debt thereunder unsafe or insecure, or should the Bank believe in good faith that the prospect of payment of any debt or other performance by the Borrowers or any Guarantor is impaired.
     8.10. Should any lien or security interest granted to Bank to secure payment of the Note(s) terminate, fail for any reason to have the priority agreed to by Bank on the date granted, or become unperfected or invalid for any reason.
     8.11. An Event of Default under the Term Loan shall constitute and event of default under (i) all other loans between Bank and the Borrowers, and (ii) that certain between Bank and UCI Properties, LLC, dated February 13, 2009 ("UCI Properties Loan").
     8.12. An Event of Default under the UCI Properties Loan shall constitute an Event of Default under the Term Loan.

Section 9 Remedies Upon Default

Upon the occurrence of any of the above listed Events of Default, the Bank may at any time thereafter, at its option, take any or all of the following actions, at the same or at different times:
     9.01. Declare the balance(s) of the Note(s) to be immediately due and payable, both as to principal and interest, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Borrowers and each Guarantor, and such balance(s) shall accrue interest at the Default Rate as provided herein until paid in full; 9.02. Require the Borrowers or Guarantor(s) to pledge additional collateral to the Bank from each Borrower's or any Guarantor's assets and properties, the acceptability and sufficiency of such collateral to be determined in the Bank's sole discretion; 9.03. Take immediate possession of and foreclose upon any or all collateral which may be granted to the Bank as security for the indebtedness and obligations of Borrowers or any Guarantor under the Loan Documents; 9.04. Exercise any and all other rights and remedies available to the Bank under the terms of the Loan Documents and applicable law, including the South Carolina Uniform Commercial Code; 9.05. Any obligation of the Bank to advance funds to the Borrowers or any other Person under the terms of under the Note(s) and all other obligations, if any, of the Bank under the Loan Documents shall immediately cease and terminate unless and until Bank shall reinstate such obligation in writing.

Section 10 Miscellaneous Provisions

     10.01. Definitions.
         "Default Rate" shall mean a rate of interest equal to Bank's Prime Rate plus five percent (5%) per annum (not to exceed the legal maximum rate) from and after the date of an Event of Default hereunder which shall apply, in the Bank's sole discretion, to all sums owing, including principal and interest, on such date.
         "Environmental Laws" shall mean all applicable federal and state environmental laws and regulations which affect or may affect the Mortgaged Property, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Sections 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Sections 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Sections 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.) as such laws or regulations have been amended or may be amended.
         "Loan Documents" shall mean this Agreement including any schedule attached hereto, the Note(s), the Deed(s) of Trust, the Mortgage(s), the Security Agreement(s), the Assignment(s) of Leases and Rents, all UCC Financing Statements, the Guaranty Agreement(s), and all other documents, certificates, and instruments executed in connection therewith, and all renewals, extensions, modifications, substitutions, and replacements thereto and therefore.
         "Person" shall mean an individual, partnership, corporation, trust, unincorporated organization, limited liability company, limited liability partnership, association, joint venture, or a government agency or political subdivision thereof.
         "GAAP" shall mean generally accepted accounting principles as established by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants, as amended and supplemented from time to time.
         "Prime Rate" shall mean the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate, which is one of several rate indexes employed by the Bank when extending credit, and may not necessarily be the Bank's lowest lending rate.
     10.02. Non-impairment. If any one or more provisions contained in the Loan Documents shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained therein shall not in any way be affected or impaired thereby and shall otherwise remain in full force and effect.
     10.03. Applicable Law. The Loan Documents shall be construed in accordance with and governed by the laws of the State of South Carolina. 10.04. Waiver. Neither the failure nor any delay on the part of the Bank in exercising any right, power or privilege granted in the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power, or privilege which may be provided by law.
     10.05. Modification. No modification, amendment, or waiver of any provision of any of the Loan Documents shall be effective unless in writing and signed by the Borrowers and Bank. 10.06. Payment Amount Adjustment. In the event that any Loan(s) referenced herein has a variable (floating) interest rate and the interest rate increases, Bank, at its sole discretion, may at any time adjust the Borrowers' payment amount(s) to prevent the amount of interest accrued in a given period to exceed the periodic payment amount or to cause the Loan(s) to be repaid within the same period of time as originally agreed upon.
     10.07 Stamps and Fees. The Borrowers shall pay all federal or state stamps, taxes, or other fees or charges, if any are payable or are determined to be payable by reason of the execution, delivery, or issuance of the Loan Documents or any security granted to the Bank; and the Borrowers and Guarantor agree to indemnify and hold harmless the Bank against any and all liability in respect thereof.
     10.08. Attorneys' Fees. In the event the Borrowers or any Pledgor or Guarantor shall default in any of its obligations hereunder and the Bank believes it necessary to employ an attorney to assist in the enforcement or collection of the indebtedness of the Borrowers to the Bank, to enforce the terms and provisions of the Loan Documents, to modify the Loan Documents, or in the event the Bank voluntarily or otherwise should become a party to any suit or legal proceeding (including a proceeding conducted under the Bankruptcy Code), the Borrowers and Guarantors agree to pay the reasonable attorneys' fees of the Bank and all related costs of collection or enforcement that may be incurred by the Bank. The Borrowers and Guarantor shall be liable for such attorneys' fees and costs whether or not any suit or proceeding is actually commenced. 10.09. Bank Making Required Payments. In the event Borrowers shall fail to maintain insurance, pay taxes or assessments, costs and expenses which Borrowers are, under any of the terms hereof or of any Loan Documents, required to pay, or fail to keep any of the properties and assets constituting collateral free from new security interests, liens, or encumbrances, except as permitted herein, Bank may at its election make expenditures for any or all such purposes and the amounts expended together with interest thereon at the Default Rate, shall become immediately due and payable to Bank, and shall have benefit of and be secured by the collateral; provided, however, the Bank shall be under no duty or obligation to make any such payments or expenditures.
     10.10. Right of Offset. Any indebtedness owing from Bank to Borrowers may be set off and applied by Bank on any indebtedness or liability of Borrowers to Bank, at any time and from time to time after maturity, whether by acceleration or otherwise, and without demand or notice to Borrowers. Bank may sell participations in or make assignments of any Loan made under this Agreement, and Borrowers agree that any such participant or assignee shall have the same right of setoff as is granted to the Bank herein. 10.11. UCC Authorization. Borrowers authorize Bank to file such UCC Financing Statements describing the collateral in any location deemed necessary and appropriate by Bank.
     10.12. Modification and Renewal Fees. Bank may, at its option, charge any fees for modification, renewal, extension, or amendment of any terms of the Note(s) permitted by permitted by law. 10.13. Conflicting Provisions. If provisions of this Agreement shall conflict with any terms or provisions of any of the Note(s), Mortgage(s) or security document(s) or any schedule attached hereto, the provisions of such Note(s), Mortgage(s), or security document(s) or any schedule attached hereto, as appropriate, shall take priority over any provisions in this Agreement.
     10.14. Notices. Any notice permitted or required by the provisions of this Agreement shall be deemed to have been given when delivered in writing to the City Executive or any Vice President of the Bank at its offices in Columbia, South Carolina, and to the President of the Borrowers at its offices in Columbia, South Carolina when sent by certified mail and return receipt requested.
     10.15. Consent to Jurisdiction. Borrowers hereby irrevocably agree that any legal action or proceeding arising out of or relating to this Agreement may be instituted in the Court of Common Pleas in Richland County, South Carolina, or the United States District Court for South Carolina, Columbia Division or in such other appropriate court and venue as Bank may choose in its sole discretion. Borrowers consent to the jurisdiction of such courts and waive any objection relating to the basis for personal or in rem jurisdiction or to venue which Borrowers may now or hereafter have in any such legal action or proceedings. 10.16. Counterparts. This Agreement may be executed by one or more parties on any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
     10.17. Entire Agreement. The Loan Documents embody the entire agreement between Borrowers and Bank with respect to the Loans, and there are no oral or parol agreements existing between Bank and Borrowers with respect to the Loans which are not expressly set forth in the Loan Documents. 10.18. Cross-Collateralization. The collateral securing the Term Loan shall also serve as collateral securing the UCI Properties Loan. The collateral securing the UCI Properties Loan shall also serve as collateral securing the Term Loan.


                         [SIGNATURES ON FOLLOWING PAGE]

                                 SIGNATURE PAGE

IN WITNESS WHEREOF, the Bank, Borrowers and Guarantor(s) have caused this Agreement to be duly executed under seal all as of the date first above written.

                         Each Borrower is a Corporation:
WITNESS:                                                                               UCI MEDICAL AFFILIATES, INC.
                                                                  -----------------------------------------------------------------
                                                                                           Name of Corporation

           /s Julian Hennig III                                   By:       /s D. Michael Stout
---------- -------------------------------------------------             ----------------------------------------------------------
----------

                                                                  Title:    Chief Executive Officer
                                                                         ----------------------------------------------------------



WITNESS:                                                                      UCI MEDICAL AFFILIATES OF SOUTH CAROLINA, INC.
                                                                  -----------------------------------------------------------------
                                                                                           Name of Corporation

           /s Julian Hennig III                                   By:       /s D. Michael Stout
---------- -------------------------------------------------             ----------------------------------------------------------
----------

                                                                  Title:    Chief Executive Officer
                                                                         ----------------------------------------------------------



WITNESS:                                                                                    DOCTORS CARE, P.A.
                                                                  -----------------------------------------------------------------
                                                                                           Name of Corporation

           /s Julian Hennig III                                   By:       /s D. Michael Stout
---------- -------------------------------------------------             ----------------------------------------------------------
----------

                                                                  Title:    President
                                                                         ----------------------------------------------------------



WITNESS:                                                                             DOCTOR'S CARE OF TENNESSEE, P.C.
                                                                  -----------------------------------------------------------------
                                                                                           Name of Corporation

           /s Julian Hennig III                                   By:       /s D. Michael Stout
---------- -------------------------------------------------             ----------------------------------------------------------
----------

                                                                  Title:    President
                                                                         ----------------------------------------------------------



WITNESS:                                                                            PROGRESSIVE PHYSICAL THERAPY, P.A.
                                                                  -----------------------------------------------------------------
                                                                                           Name of Corporation

           /s Julian Hennig III                                   By:       /s Joseph A. Boyle
---------- -------------------------------------------------             ----------------------------------------------------------
----------

                                                                  Title:    Treasurer
                                                                         ----------------------------------------------------------



WITNESS:                                                                        CAROLINA ORTHOPEDIC & SPORTS MEDICINE, P.A
                                                                  -----------------------------------------------------------------
                                                                                           Name of Corporation

           /s Julian Hennig III                                   By:       /s D. Michael Stout
---------- -------------------------------------------------             ----------------------------------------------------------
----------

                                                                  Title:    President
                                                                         ----------------------------------------------------------


                                      Bank:
WITNESS:                                                          BRANCH BANKING AND TRUST COMPANY

                /s Karen A. Decker                                By:      /s H. B. Armstrong, Jr.
--------------- --------------------------------------------             ----------------------------------------------------------
                                                                           H. B.
                                                                  Armstrong, Jr.
                                                                  Title: Senior
                                                                  Vice President
                                                                         ----------------------------------------------------------

                      SCHEDULE "DD" TO BB&T LOAN AGREEMENT

     This Schedule "DD" is an attachment to and a part of the Loan Agreement (the "Loan Agreement") dated NOVEMBER 23, 2009 between BRANCH BANKING AND TRUST COMPANY ("Bank") and UCI MEDICAL AFFILIATES, INC., UCI MEDICAL AFFILIATES OF SOUTH CAROLINA, INC., DOCTORS CARE, P.A., DOCTOR'S CARE OF TENNESSEE, P.C., PROGRESSIVE PHYSICAL THERAPY, P.A., and CAROLINA ORTHOPEDIC & SPORTS MEDICINE, P.A. (hereinafter referred to collectively as the "Borrowers").

DD.01. Definitions. In addition to the words and terms defined elsewhere in this Schedule DD, the Loan Agreement and the Uniform Commercial Code of South Carolina, as amended from time to time, (the "UCC") the following terms shall have the following specified meanings:

(a)  Account Debtor. Any Person obligated to Borrowers on an Account.

(b) Account(s). Any right to payment of a monetary obligation, whether or not earned by performance, including without limitation any receivable, contract right, note, draft, instrument, acceptance, chattel paper, lease, or other writing or open account resulting from the sale, lease, license, assignment or other disposal of property by Borrowers, or from services rendered or to be rendered by Borrowers.

(c) Advance Rate. The percentage of the total value of Eligible Accounts, Eligible Inventory, Eligible Export-Related Accounts, Eligible Export-Related Inventory, or Other Collateral Bank will lend to Borrowers, as set forth in Section DD.02.

(d) Asset Based Lending Credit Line Sweep Services Agreement. If applicable, that agreement between Bank and Borrowers whereby Borrowers agree that all remittances in payment of Accounts shall be deposited in its designated Collateral Reserve Account, Operating Account, or Medicare Receivables Account, as applicable, and shall be administered and applied in accordance with the ABL Credit Line Sweep Services Agreement. This agreement is to be read in conjunction with, and is a part of, the Treasury Management Agreement, the Loan Agreement and this Schedule DD.

(e) Asset Based Sweep Services Attachment. If applicable, that agreement between Bank and Borrowers whereby Borrowers agree that all remittances in payment of Accounts which are deposited to the Collateral Reserve Account will be applied to the outstanding Line of Credit, as well as other provisions of the Loan Documents. This agreement is to be read in conjunction with, and is a part of, the Treasury Management Agreement, the Loan Agreement, and this Schedule DD.

(f) Availability. The lesser of the Bank's Line of Credit or Collateral Loan Value reduced by (i) the principal balance outstanding under the Line of Credit, (ii) the Letter of Credit Exposure Reserve, and (iii) the Availability Reserve as determined by Bank from the most recent Loan Base Report and otherwise in the sole discretion of the Bank after consideration of Collections.

(g) Availability Reserve. A reserve against Availability determined by Bank in its sole discretion from time to time to reflect events, conditions, contingencies or risks or other loans of Bank which without limitation do or may affect the Collateral Loan Value, the business prospects of Borrowers or any Account Debtor, or the security interest of Bank, including enforceability, perfection and the priority thereof.

(h) Bill and Hold. An Account generated by the sale of goods for which an invoice has been issued to the buyer, but the goods represented by such Account remain undelivered to the buyer and/or under the control of Borrowers or Borrowers' representative.

(i) Collateral. Collateral shall mean the assets and property described in the Security Agreement including, without limitation, Borrowers' Accounts, Inventory and Other Collateral.

(j) Collections. Collections shall be deemed to include Proceeds of Collateral, in any form received by Bank pursuant to a Lockbox Agreement, or deposited in a Collateral Reserve Account or an Operating Account or a Medicare Receivables Account or other account maintained with Bank, or any other account maintained for the benefit of the Bank, such as a blocked account, which Collections shall be the exclusive and sole property of Bank to the extent applied to the outstanding balance of the Line of Credit.

(k) Collateral Loan Value. The aggregate value of the Advance Rate as applied to the Eligible Accounts, and/or Eligible Export-Related Accounts, the Advance Rate as applied to the Eligible Inventory and/or Eligible Export-Related Inventory and the Advance Rate applied to the value of Other Collateral, if any.

(l) Collateral Reserve Account. The demand deposit account maintained with Bank by Borrowers into which all proceeds of the Collateral shall be deposited and to which only Bank will have access. On the date hereof, the Collateral Reserve Account number with respect to the Line of Credit (domestic and/or foreign) is n/a (domestic) and n/a (foreign) and shall be deemed to include any substitute or replacement account at Bank.

(m) Contra Account. An Account subject to offset, in the sole discretion of Bank, by an Account Debtor of Borrowers.

(n) Credit Insurance. A policy of credit insurance, satisfactory to Bank, insuring Accounts collaterally assigned to Bank naming Bank as a "loss payee."

(o) Cross Aging Rule. Should any Account due Borrowers from an Account Debtor have 50% (upon notice, such other percentage as Bank in its discretion shall determine) or more of their total aggregate Accounts aged in excess of the Eligibility Period, then all Accounts from such Account Debtor shall be deemed ineligible.

(p) Eligible Account and/or Eligible Inventory. An Eligible Account is an Account which is not an Ineligible Account, as defined in Section DD.03 hereof; and Eligible Inventory is Inventory which is not Ineligible Inventory, as defined in Section DD.04 hereof.

(q) Eligible Export-Related Account and/or Eligible Export-Related Inventory. An Eligible Export-Related Account is a foreign account which is not an Ineligible Foreign Account, as defined in Section DD.03 hereof; and Eligible Export-Related Inventory is Inventory which is not Ineligible Export-Related Inventory as defined in Section DD.04 hereof.

(r) Eligibility Period. The Eligibility Period for any Account shall mean not more than 90 days from the original invoice date.

(s) Exam. Exam means those examinations on the premises of Borrowers or wherever books, records, or Collateral are located, however maintained, including but not limited to the inspection of Inventory, and standard testing of such books and records by Bank's representatives, at any time during normal business hours of Borrowers, with or without prior notice to Borrowers from Bank, as provided in Section DD.06(b).

(t) Excess Inventory. That level of Inventory on hand determined by Bank to be in excess of a n/a months supply of Borrowers' requirements therefor unless, upon written notice by Bank, Bank in its discretion shall determine a greater or lesser level of Inventory.

(u) Fees. Those fees which Borrowers will pay to Bank in conjunction with Bank's asset based lending services as set forth in Section DD-07 hereof, whether or not actual loan obligations exist, while the Loan Agreement is in force.

(v) Foreign Accounts. Any Account due from any Person located outside the fifty states comprising the United States of America and the District of Columbia unless the Account is due from a Person located in a country, commonwealth and/or possession identified in Section DD.02(f) hereof.

(w) Government Account. Any Account owed by the United States of America or any state or political subdivision thereof, or any department, agency, authority, board or instrumentality thereof.

(x) Ineligible Accounts and/or Ineligible Inventory. Shall have the meanings given in Sections DD.03 and DD.04 hereof.

(y) Ineligible Export-Related Accounts and/or Ineligible Export-Related Inventory. Shall have the meaning given in Sections DD.03 and DD.04 hereof.

(z) Intellectual Property. Property of any Person constituting under any applicable federal or state law a patent, copyright, trademark, service mark, trade name, trade secret, or license or other right to use any of the foregoing.

(aa) Inter-Company Account. With the exception of Blue Cross/Blue Shield and its family of companies, any Account from any Account Debtor with Borrowers in any manner including, without limitation, as owner, member, partner, shareholder, officer, director, employee, agent, or which is an affiliate of Borrowers.

(bb) Inventory. Goods which are leased or held by Borrowers for sale or lease as lessor or furnished under a contract of service, and shall include goods, finished goods, raw materials, work-in-process, and materials to be used and/or consumed in a business and proceeds thereof including Accounts and Chattel Paper.

(cc) Inventory Caps. The maximum loan amount Bank may lend against the Eligible Inventory and/or Eligible Export-Related Inventory, as set forth in Section DD.02(c) and (d).

(dd) Letter of Credit. Any Letter of Credit issued by Bank on behalf of Borrowers, as Applicant; provided, however, inclusion of this definition shall not imply, or be construed as, a commitment by Bank to issue any Letters of Credit.

(ee) Letter of Credit Exposure Reserve. At any given date, the aggregate face amount of outstanding Letters of Credit on such date plus the aggregate amount of drafts drawn under or purporting to be drawn under Letters of Credit that have been paid by Bank and for which Bank has not been reimbursed.

(ff) License Agreement. An agreement between Borrowers and Licensor pursuant to which Borrowers are authorized to use such Licensor's Intellectual Property in connection with the manufacturing, sale or other transfer or distribution of Inventory.

(gg) Licensor. Any Person from whom Borrowers obtain a License Agreement.

(hh) Licensor/Bank Agreement. An agreement satisfactory to Bank among Borrowers, Bank and Licensor pursuant to which Licensor consents and authorizes Bank to enforce its security interests and liens against Inventory with the benefit of the Intellectual Property regardless of whether Borrowers have defaulted under a License Agreement therefor.

(ii) Line of Credit. The amount of each Line of Credit (domestic and/or foreign) approved by Bank and set forth in the Loan Agreement.

(jj) Loan Base Report. That report on Bank's standard form, or in a form otherwise acceptable to Bank, to be prepared, signed, dated and delivered by Borrowers in accordance with Bank's instructions, and submitted to Bank by Borrowers at specified intervals and/or occasions, and detailing pertinent information as regards Accounts and/or Inventory and/or Other Collateral, Reserves, Collateral Loan Value, outstanding Line of Credit balance, and Availability.

(kk) Lockbox Agreement. That agreement on Bank's standard form, or in a form otherwise acceptable to Bank, to be executed by Borrowers relating to the provision for lockbox services and requirements.

(ll) Medicare Receivable. A Government Account arising from the provision of Medicare products and services by Borrowers as an eligible provider and/or supplier of Medicare products or services.

(mm) Medicare Receivables Account. A deposit account in Borrowers' name only maintained at Bank into which proceeds/payments of Medicare Receivables shall be deposited; and, notwithstanding any provision in the Loan Agreement, this Schedule or other agreements between Borrowers and Bank, the Bank shall not have a right of offset, and by execution hereof does hereby waive, such right of offset to the proceeds/payments of Medicare Receivables deposited to such account.

(nn) Operating Account. Operating Account shall mean the Borrowers' demand deposit account at any time with Bank, currently account number 5123946008 or any substitute or replacement account at Bank.

(oo) Other Collateral. Collateral that shall be included in Collateral Loan Value, other than Accounts or Inventory, as specifically approved and determined by Bank in its sole discretion.

(pp) Person. Any individual, corporation, general or limited partnership, limited liability company or partnership, limited liability limited partnership, trust, unincorporated organization, association, joint venture, or a state or federal government agency or political subdivision thereof.

(qq) Proceeds. Proceeds shall have the meaning given to it under the UCC and shall include without limitation the collections and distributions of Collateral, cash or non-cash.

(rr) Reserves. Aggregate deductions from the Collateral Loan Value and/or Availability as determined by Bank from time to time, including, but not limited to, Letter of Credit Exposure Reserve and the Availability Reserve.

DD.02. Advance Rates/Advances/ Prepayment and Other Provisions.

         Bank agrees that the Advance Rates to be used to calculate the Collateral Loan Value shall be: (a) 55% against the Eligible Accounts.
         (b) 25% against the Borrowers' Medicare, Medicaid and other Federal account receivables shal be eligible collateral to the extent Borrowers' have an interest and are permitted by all applicable laws to have an interest in such accounts.

         (c)  Against the Eligible Inventory as follows:                                Inventory Sublimits:
              n/a%      Finished Inventory                                              $ n/a
              ---                                                                        ----
              n/a %     Raw Materials Inventory                                         $ n/a
              ---                                                                        ----
              n/a %     Work in Process Inventory                                       $ n/a
              ---                                                                        ----
              n/a %     In Transit Inventory                                            $ n/a
              ---                                                                        ----
              n/a %     Other Eligible Inventory n/a                            $ n/a
              ----                                                               ----
                                                                                Subtotal:        $ n/a

         (d) Against Eligible Export-Related Inventory as follows:
              n/a %     Finished Inventory                                              $ n/a
              ---                                                                        ----
              n/a %     Raw Materials Inventory                                         $ n/a
              ---                                                                        ----
              n/a %     Work in Process Inventory                                       $ n/a
              ---                                                                        ----
              n/a %     Other Eligible Inventory n/a                                    $ n/a
              ---                                ---                                     ----
                                                                                Subtotal:        $ n/a


         Inventory values will not exceed the lower of cost or market and, if required by Bank, will be reduced by the LIFO reserve. The aggregate loan advances against Eligible Inventory shall not exceed at any time the foregoing Inventory Sublimits or Subtotals or an Aggregate Inventory Sublimit of $ n/a (the "Inventory Caps").
         (e) Other Collateral shall be included in the Collateral Loan Value as approved by Bank from time to time, together with an Advance Rate determined by Bank from time to time. (f) Any Account due from a Person located in the following identified countries, commonwealths, and/or possessions shall not be deemed a Foreign Account: (list) n/a.
         (g) Notwithstanding that the following Account Debtor(s) shall be ineligible pursuant to the terms hereof, such Account Debtor(s) shall nonetheless be deemed eligible by Bank, subject to any limitations and/or advance provisions set forth below, until Bank, upon written notice, in its sole discretion, shall provide otherwise:

    Account Debtor/Address                   Limitations/Advance Provisions

              n/a                                                    n/a
              ---                                                    ---
              n/a                                                    n/a
              ---                                                    ---
              n/a                                                    n/a
              ---                                                    ---
              n/a                                                    n/a
              ---                                                    ---
              n/a                                                    n/a
              ---                                                    ---
              n/a                                                    n/a
              ---                                                    ---
              n/a                                                    n/a
              ---                                                    ---

         Bank reserves the right, upon notice, in its sole discretion, to amend the Eligibility Period, Inventory Caps, Reserves, or the provisions of Section DD.02(f) and (g) at any time; and, the Loan Base Report, upon receipt by Bank, shall be subject to Bank's satisfactory review, acceptance or correction.

         Bank agrees to (i) make advances under the Line of Credit automatically, without any request by Borrowers upon the presentment of items drawn against Borrowers' operating account, provided the Availability, as shown upon a current acceptable Loan Base Report as required herein, and otherwise determined by Bank in its sole discretion after consideration of Collections, is sufficient to cover such advances, or (ii) fund the operating account based on request(s) for advances from Borrowers orally or in writing provided the Availability is sufficient to cover such advances. Borrowers shall submit a completed Loan Base Report to Bank as required, so long as the Line of Credit shall exist, regardless of the outstanding balance thereof. It is further provided that Borrowers release Bank from any liability or obligation for and agrees to indemnify and hold Bank harmless from and against any loss, cost, damage or expense (including Bank's reasonable attorneys' fees) incurred or suffered as a result of the payment by Bank of any item drawn against Borrowers' checking account that is subsequently determined to have been improperly paid for any reason, except for the gross negligence or willful misconduct of Bank. Bank also reserves the right, upon notice, in its sole discretion, to discontinue the automatic payment of items presented to Bank, and to require written or oral advance requests to be made by Borrowers.

         Bank is authorized (without any further request from Borrowers) to advance on behalf of Borrowers as a Loan all sums required to be paid by Borrowers to Bank in respect of any Letter of Credit pursuant to the terms of the Application for Letter of Credit (including all fees associated therewith), but Bank shall have no obligation to make such a Loan.

         Bank may debit the amount of any payment due under the Loan Agreement and this Schedule DD from the Operating Account, any deposit account or loan account of Borrowers maintained with Bank, but Bank shall have no obligation to do so.

         If the principal balance outstanding at any time under the Line of Credit exceeds the lesser of the approved maximum amount of the Line of Credit or the Collateral Loan Value reduced by the Reserves (herein an "Overadvance"), Borrowers shall immediately prepay the Line of Credit to the extent necessary to eliminate such excess. For so long as the Overadvance shall exist and be continuing, and without prejudice to any other rights Bank may have hereunder, Bank shall be authorized upon written notice to Borrowers to assess an overadvance fee as determined by Bank in its discretion in an amount up to 1% of the Overadvance but not less than $1,000.00, subject to such other minimum amount as Bank in its discretion upon notice to Borrowers shall determine.
DD.03. Ineligible Accounts.

Ineligible Accounts shall include the following:
     (a) The amount of any Account outside of the Eligibility Period. (b) Any Account which is a Contra Account.
     (c) Any Account subject to the Cross Aging Rule.
     (d) Any Account which has been bonded or become subject to a suretyship or other similar arrangement. (e) With the exception of BlueCross/Blue Shield and its family of companies, any Inter-Company Account. (f) Any Foreign Account, including any Export-Related Account, unless such Account shall be insured by Credit Insurance, or such Account shall be supported by a letter of credit for the benefit of and acceptable to Bank, or such Account shall be eligible pursuant to a duly executed Loan Authorization Agreement issued by the Small Business Administration of the United States Government in favor of Bank, or such Account is eligible pursuant to a duly executed Borrowers Agreement issued by the Export-Import Bank of the United States in favor of Bank, or such Account is otherwise expressly approved in writing by the Bank. (g) Any Account representing a Bill and Hold or similar arrangement.
     (h) Any Government Account due from any branch, agency, or political subdivision of the State or Federal Government, including without limitation, any municipality, county, or board for which the proper Assignment of Claims form, governmental consents, approvals, or Notice of Assignment form have not been fully executed or warrant issued for payment thereof by the state if such assignments, consents, approvals or warrants for payment shall be required by Bank in writing.
     (i) Any Account due from any government agency which, by contract, precludes and/or prohibits the collateral assignment of such Account, unless otherwise expressly approved by Bank in writing. (j) Any Account which, at the discretion of Bank, is deemed doubtful for collection for any reason, including but not limited to, those involving disputes, returns, credit worthiness, legal proceedings, whether in process, pending or threatened, conditional payments, is not free of all liens, encumbrances, charges, rights and interest except those in favor of Bank; or represent deposits, retainages, or progress billings, or are not payable in U.S. Dollars.
     (k) [Intentionally Deleted.]
     (l) That portion of Accounts which represent a credit balance on any Account outside of the Eligibility Period. (m) Any Chattel Paper unless expressly made an Eligible Account in writing by Bank. (n) Any Account otherwise deemed ineligible by Bank in its sole discretion.

     (o) Any Consumer or Patient-Pay Account.

     (p) All Accounts from companies with greater than fifty (50%) percent of Accounts that are ineligible, Medicare and Medicaid receivables and retail, non-insurance company Accoutns.

     Bank reserves the right, upon notice, in its sole discretion, to amend the terms of the Ineligible Accounts at any time.

DD.04. Ineligible Inventory. Ineligible Inventory shall include the following:
     (a) Inventory not legally owned by Borrowers, including but not be limited to, goods on consignment from any supplier, vendor, and/or individual, or goods on demonstration and/or for trial, and not subject to the first lien priority security interest in favor of Bank.
     (b) Inventory not in new and/or salable condition, including but not limited to, damaged goods, goods used by Borrowers and/or potential buyers, goods with missing components/parts and not in a whole condition.
     (c) Inventory which has been held by Borrowers more than n/a months without being sold and/or leased. (d) Inventory representing work-in-process unless authorized by Bank pursuant to DD.02(c) and/or (d). (e) Inventory deemed by Bank, at its sole discretion, to cause and/or represent unusual danger to the health and/or safety of individual(s) and/or the environment.
     (f) Inventory which violates any federal law and/or laws of the city, county, or state where the goods are stored.
     (g) Inventory of which Borrowers are the legal owner but which is being stored and/or housed at a location other than the place of business of Borrowers or in transit (unless otherwise approved by Bank in writing including conditions thereof) or is otherwise authorized as set forth hereinabove in Section DD.02(c) and/or (d).
(h) Inventory deemed otherwise ineligible by Bank in its sole discretion.
(i) Inventory subject to a security interest, lien or other encumbrance in favor of any other Person. (j) Inventory, if Export-Related Inventory, unless such Inventory is eligible pursuant to a duly executed
         Loan Authorization Agreement issued by the Small Business Administration of the United States Government in favor of Bank, or such Inventory is eligible pursuant to a duly executed Borrowers Agreement issued by the Export-Import Bank of the United States in favor of Bank, or such Inventory is otherwise expressly approved in writing by Bank.
(k)      Inventory determined by Bank to be Excess Inventory.
(l) Inventory subject to a License Agreement for which Bank shall have required in writing a Licensor/Bank Agreement and such agreement shall not have been obtained.

     Bank reserves the right, upon notice, in its sole discretion, to amend the terms of the Ineligible Inventory at any time.

DD.05. Proceeds of Collateral and Application of Proceeds. (Check either (b) or (c); and (a) if applicable.) (a) Borrowers shall execute a Lockbox Agreement with Bank and shall notify, or cause to be notified, all Account Debtors to forward all remittances to the lockbox in accordance with such Lockbox Agreement. Customer shall pay all costs of such lockbox, including set up and administration thereof.
                  (b) Borrowers agree to deposit all Proceeds of the Collateral in a Collateral Reserve Account at Bank, except that Medicare Receivables proceeds shall be deposited to the Medicare Receivables Account.
                  (c) Borrowers agree to deposit all Proceeds of the Collateral in an Operating Account. Borrowers agree that all Proceeds shall be applied as described in the Loan Documents (including the Asset-Based Sweep Services Attachment or the ABL Credit Line Sweep Services Agreement, if applicable). Bank reserves the right, in its sole discretion, to require Borrowers to implement DD.05 (b) and/or DD.05
         (a) immediately upon written notification from Bank.

DD.06. Reporting / Exam.

         (a) Reporting. (Check all that apply)
         Borrowers shall provide the following reports, financial statements, list of Account Debtors and addresses and other reports to Bank upon execution hereof and thereafter as indicated below (herein the "Required Information"). Unless and until the Bank shall agree otherwise, such Required Information shall be submitted to Bank electronically in non-scanned PDF format acceptable to Bank via the internet as an electronic record thereof or in such other format acceptable to Bank.

         Weekly    Quarterly    Annually   Month-End
                                                     Monthly Loan Base Reports.
                                                     Monthly Loan Base Reports,
                                                     prepared as of the end of
                                                     each reporting period.
                                                     Except as set forth below,
                                                     Loan Base Reports are
                                                     required for all loans
                                                     covered by this Agreement
                                                     no later than 15 days
                                                     following each reporting
                                                     period end. Additionally,
                                                     all other required reports
                                                     indicated below will also
                                                     be due on the fifteenth
                                                     (15th) day of each
                                                     reporting period. Weekly
                                                     Loan Base Reports. Weekly
                                                     Loan Base Reports, based on
                                                     information with an "as of"
                                                     date no more than three (3)
                                                     business days old when
                                                     received by Bank. Sales and
                                                     cash receipts journals
                                                     shall accompany each
                                                     report. The last Weekly
                                                     Loan Base Report provided
                                                     each month shall be a full
                                                     or partial week with an "as
                                                     of" date consistent with
                                                     Borrowers' fiscal month
                                                     end, subject to reconciling
                                                     adjustments, if any, in the
                                                     monthly reports hereinafter
                                                     required.
                                                     Accounts Aging based upon
                                                     invoice date by the
                                                     fifteenth (15th) day of
                                                     each reporting period.
                                                     Inventory Report by the
                                                     fifteenth (15th) day of
                                                     each
         reporting period.
     Accounts Payable Aging by the fifteenth (15th) day of each reporting period.
     Monthly Balance Sheets, which shall be due on the 15th day ---- of each month.
     To the extent permitted by applicable Federal or State law or HIPAA, a list of Account Debtors with current addresses. Other: n/a ---

         Borrowers shall forward to Bank any of these reports at such other times as Bank may require them, upon notice to Borrowers, and/or any other reports deemed necessary by Bank in its discretion to monitor the Collateral for the Line of Credit. Notwithstanding any provision to the contrary, if any, in the Loan Agreement, the foregoing reporting requirements shall not be subject to notice of default by Bank, or right to cure by Borrowers, it being expressly understood and agreed that timely receipt of same are material and fundamental to the Bank's administration and funding of the Line of Credit. Upon written notice, Bank shall be authorized to impose a late reporting fee as determined by Bank for failure of Borrowers to timely comply with the reporting requirements of this section.

     (b) Exam. From time to time, as deemed necessary by Bank in its sole discretion to monitor Collateral, ----- Borrowers hereby authorize Bank or any agent or representative thereof to inspect, examine and verify the Accounts, Inventory, and Other Collateral, make copies of and make abstracts from all the records and books of account of, and visit the properties of, Borrowers, and to discuss the affairs, finances, and Collateral generally of Borrowers with any of its respective owners, officers, directors, shareholders, members, or partners and Borrowers' independent accountants and consultants. Without expense to Bank, Bank may use any of Borrowers' personnel, equipment, including computer equipment, programs and computer readable media as deemed necessary by Bank to conduct such Exam.

DD.07.   Fees.
         (a) Borrowers shall pay to Bank the sum of $200.00 per month as a fee for the use of Bank's asset based lending services which shall be in addition to any fees or other charges for the treasury services of Bank. This fee may be changed by written notice to Borrowers.
(b) Borrowers shall pay to Bank for each Exam of Borrowers, an examination fee of $750.00 per diem per examiner plus expenses such as, but not limited to, travel expense(s), specialized equipment needed to count and/or value goods pledged as Collateral to Bank, the use of outside firms to perform any Exam as deemed necessary by Bank in its sole discretion to monitor Collateral, with said reimbursement being represented by receipts and/or listing of expense(s) submitted to Borrowers by Bank along with Bank's invoice for reimbursement. Bank reserves the right to change the examination fee upon notice to Borrowers.
(c) Borrowers shall pay to Bank the actual cost of any appraisal of Inventory and/or Other Collateral performed by an independent appraiser as required by Bank.
(d) Bank in its discretion may charge a late reporting fee for Borrowers' failure to provide timely reports required under Section DD.06.
(e) Bank reserves the right to debit all Fees from the Operating Account of Borrowers.

DD.08. Events of Default. In addition to those Events of Default appearing elsewhere in the Loan Agreement, each of the following shall constitute an additional Event of Default under the Loan
              Agreement:

(a) The refusal by Borrowers to permit Bank to inspect, examine or verify the books and records in accordance with the Exam provisions of this Loan Agreement.
(b) Failure to execute a Lockbox Agreement and notify Account Debtors to remit payments to the Lockbox, if required by Bank.
(c) Failure to deposit checks or other remittances received in payment of Accounts into the Collateral Reserve Account or Operating Account, as required pursuant to Section DD.05.
(d) If the outstanding principal balance under the Line of Credit plus the Reserves exceeds the Collateral Loan Value or the amount of the Line of Credit and Borrowers fail immediately to prepay the Line of Credit by an amount sufficient to bring Borrowers in compliance with this Schedule DD.
(e) If Borrowers fail to comply with the Reporting requirements of DD.06(a).
(f) If Borrowers fail to otherwise comply with any of the provisions of this Schedule "DD" or the Loan Agreement.

DD.09.        Other Provisions.
         (a)  Notice. Any notice required to be given herein shall be effective when made and, notwithstanding any provisions in the Loan
              Agreement to the contrary, may be made by hand delivery, confirmed facsimile transmission, overnight courier, first class or certified mail return receipt requested.
         (b)  Operating Account. Notwithstanding any provision in the Loan
              Agreement to the contrary, Borrowers shall establish and maintain its Operating Account and Medicare Receivables Account with Bank during the term hereof.
         (c)  Certain Events. Upon execution hereof and with each borrowing made hereunder pursuant to the Loan Base Report, Borrowers shall be deemed to certify to Bank that (i) no Event of Default shall have occurred and be continuing, and no event shall have occurred and be continuing that, with the giving of notice or passage of time or both, would be an Event of Default; (ii) no material adverse change shall have occurred in the financial or operating condition or prospects of Borrowers since the date of the Loan Agreement;
              (iii) all Loan Documents shall have remained in full force and effect; and (iv) the representations and warranties contained in the Loan Agreement shall be true and correct as of such date.
         (d)  Electronic Transactions. Borrowers and Bank agree that the electronic reporting of Required Information authorized herein shall constitute an agreement under the Uniform Electronic
              Transfer Act (the "Act"), in effect in the State of North
              Carolina; and any dispute or controversy relating to such reporting shall be interpreted in accordance with the provisions of the Act. With respect to such reporting, Borrowers acknowledge that Bank shall not be responsible (i) for any failure, interruption, or delay in the performance of the internet; (ii) for any unauthorized, inadvertent, or fraudulent access, use or disclosure to third parties of the Required Information should it occur by error of transmission of Customer or reply thereto by Bank or otherwise; (iii) for Bank's failure to maintain security measures at the time of transmission or reply thereto to prevent unauthorized access, misappropriation and use of Required
              Information by third parties. Borrowers expressly assume the risk of unauthorized access, use or misappropriation by third parties of the Required Information transmitted to Bank via the internet and will hold harmless and indemnify Bank from any claim or expense, including reasonable attorneys fees associated therewith.
              Until Bank shall receive written notice otherwise from Borrowers, the following persons may be contacted by Bank with any questions or issues about the Required Information:

                                Primary Contact Person                                        Secondary Contact Person

              -----------------------------------------------------------     -----------------------------------------------------
              -----------------------------------------------------------     -----------------------------------------------------
              Name:  Joseph A. Boyle                                          Name  Jacqueline Moye

              -----------------------------------------------------------     -----------------------------------------------------
              -----------------------------------------------------------     -----------------------------------------------------
              Title:  Executive Vice President and Chief Executive            Title  Vice President of Human Relations
              Officer

              -----------------------------------------------------------     -----------------------------------------------------
              -----------------------------------------------------------     -----------------------------------------------------
              Telephone Number:   803.790.5122                                Telephone Number  803.782.4278

              -----------------------------------------------------------     -----------------------------------------------------
              -----------------------------------------------------------     ----------------------------------------------------
              E-mail Address:   joseph.boyle@doctorscare.com                  E-mail Address  jackee.mcallister@doctorscare.com



This Agreement is made and entered into for the sole protection and benefit of Bank and Borrowers, their successors and assigns, and no third person or persons shall have any right(s) to action hereon.



                           [SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, Borrowers and Bank have executed this Schedule "DD" as of this date and have adopted as their respective seal the "seal" appearing beside or near their signatures below.

                         Each Borrower is a Corporation:

WITNESS:                                                                               UCI MEDICAL AFFILIATES, INC.
                                                                  -----------------------------------------------------------------
                                                                                           Name of Corporation

           /s Julian Hennig  III                                  By:       /s D. Michael Stout
---------- -------------------------------------------------           ------------------------------------------------------------
----------

                                                                  Title:    Chief Executive Officer
                                                                       ------------------------------------------------------------



WITNESS:                                                                      UCI MEDICAL AFFILIATES OF SOUTH CAROLINA, INC.
                                                                  -----------------------------------------------------------------
                                                                                           Name of Corporation

           /s Julian Hennig  III                                  By:       /s D. Michael Stout
---------- -------------------------------------------------           ------------------------------------------------------------
----------

                                                                  Title:    Chief Executive Officer
                                                                       ------------------------------------------------------------



WITNESS:                                                                                    DOCTORS CARE, P.A.
                                                                  -----------------------------------------------------------------
                                                                                           Name of Corporation

           /s Julian Hennig  III                                  By:       /s D. Michael Stout
---------- -------------------------------------------------           ------------------------------------------------------------
----------

                                                                  Title:
                                                                       ------------------------------------------------------------



WITNESS:                                                                             DOCTOR'S CARE OF TENNESSEE, P.C.
                                                                  -----------------------------------------------------------------
                                                                                           Name of Corporation

           /s Julian Hennig  III                                  By:       /s D. Michael Stout
---------- -------------------------------------------------           ------------------------------------------------------------
----------

                                                                  Title:    President
                                                                       ------------------------------------------------------------



WITNESS:                                                                            PROGRESSIVE PHYSICAL THERAPY, P.A.
                                                                  -----------------------------------------------------------------
                                                                                           Name of Corporation

           /s Julian Hennig  III                                  By:       /s D. Michael Stout
---------- -------------------------------------------------           ------------------------------------------------------------
----------

                                                                  Title:    President
                                                                       ------------------------------------------------------------



WITNESS:                                                                        CAROLINA ORTHOPEDIC & SPORTS MEDICINE, P.A
                                                                  -----------------------------------------------------------------
                                                                                           Name of Corporation

           /s Julian Hennig  III                                  By:       /s D. Michael Stout
---------- -------------------------------------------------           ------------------------------------------------------------
----------

                                                                  Title:    President
                                                                       ------------------------------------------------------------


                                      Bank:

WITNESS:                                                          BRANCH BANKING AND TRUST COMPANY

                /s Karen A. Decker                                By:    /s H. B. Armstrong, Jr.
--------------- --------------------------------------------           ------------------------------------------------------------
                                                                         H. B.
                                                                  Armstrong, Jr.
                                                                  Title: Senior
                                                                  Vice President
                                                                       ------------------------------------------------------------







(1) Note: Borrower's options under the Maximum Debt to Tangible Net Worth Covenant were to choose (i) a ratio of total liabilities to tangible net worth of not greater than 2.50 to 1.00; or (ii) a ratio of total liabilities to tangible net worth of not greater than 3.00 to 1.00 with the interest rate of the real estate loan between BB&T and UCI Properties, LLC being modified to have a floor rate of 400 basis points.